UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2017

First Community Financial Partners, Inc.

(Exact name of registrant as specified in charter)

Illinois	001-37505	20-4718752
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Black Road
Joliet, Illinois 60435
(Address of principal executive offices) (Zip code)

(815) 725-0123
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On July 2, 2017, First Community Financial Partners, Inc., an Illinois corporation (“First Community”), merged with and into First Busey Corporation (the “Merger”), a Nevada corporation (“First Busey”), with First Busey as the surviving corporation, pursuant to an Agreement and Plan of Merger, dated February 6, 2017, by and between First Busey and First Community (the “Merger Agreement”).  At the effective time of the Merger, each share of First Community common stock converted to the right to receive 0.396 shares of common stock of First Busey and $1.35 in cash.  The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission as Exhibit 2.1 to First Busey’s Current Report on Form 8-K dated February 6, 2017, which is incorporated by reference herein.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 30, 2017, First Community notified the NASDAQ Stock Market (“NASDAQ”) that the anticipated closing of the Merger would occur on July 2, 2017 and requested that NASDAQ suspend trading of First Community’s common stock.  Following such request, NASDAQ withdrew the listing of First Community’s common stock and filed with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to deregister First Community’s common stock under Section 12(b) of the Securities Exchange Act of 1934.

Item 3.03.             Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.                                        Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger, on July 2, 2017, each of First Community’s directors ceased to be a director of First Community, and each of First Community’s officers ceased to be an officer of First Community.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, on July 2, 2017, the Articles of Incorporation, as amended, and the Bylaws, as amended, of First Community ceased to be in effect.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of February 6, 2017, between First Community Financial Partners, Inc. and First Busey Corporation (incorporated by reference to Exhibit 2.1 to First Community Financial Partners, Inc.’s Current Report on Form 8-K filed on February 6, 2017)*

*

Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and First Busey, on behalf of First Community, agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2017	FIRST BUSEY CORPORATION,
on behalf of First Community Financial Partners, Inc.

	By:	/s/ Robin N. Elliott
	Name:	Robin N. Elliott
	Title:	Chief Operating Officer and Chief Financial Officer